Exhibit 10.8

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].

Agreement Details

Agreement Number	55101-CON-CM-001

Parties

Primero USA, Inc.

Suite 1175, One Westchase Center, 10777 Westheimer Rd, Houston, TX 77042 (Primero)

AND

Stardust Power Inc.

15 E Putnam Ave, Ste 378, Greenwich, CT 08630 (Client),

individually a Party and together the Parties.

Services

Engineering, design and consultancy professional services, to a FEL-3 level, to support the development of a 50 ktpa lithium chemical processing refinery – Muskogee Lithium Refinery. Phase one of the Project includes one (1) 25 ktpa phase, along with infrastructure to support phase one and phase two. Phase two (2), the second 25 ktpa system, is not part of the Services.

Further defined in Attachment C: Scope of Services.

Delivery Dates for Primero’s Documents	Refer to Attachment A: Project Milestones

Any of the following:

[***]	(a) [***]
(b) [***]
(c) [***]

Key Personnel

Name	Title	[***]
Matthew Taylor	Project Manager	$	[***]
Andrew Siemon	Lead Process Engineer	$	[***]
Andrew Leech	Design Manager	$	[***]
Owain Thomas	Lead Designer	$	[***]
Ben Shin	Lead EI&C Engineer	$	[***]
Saeed Ghaderi	Lead CSA Engineer	$	[***]

Services Fee	Lump Sum - Not applicable. Schedule of Rates - Refer to Attachment B: Services Fee Cost Reimbursable - Refer to Attachment B: Services Fee

Progress Claims

Submission of Progress Claims:

Progress Claims are to be submitted by the end of the first week of each month, for services provided in the previous month.

Client will pay Primero an initial payment of [***] of the estimated Services Fee set forth on Attachment B as an advance on fees accrued within 15 days of the Effective Date.

Progress Payments	Payment of Progress Claims: For each Progress Claim, [***] after submission of the Progress Claim.

Defects Liability Period	The expiration of the defects liability period is [***] months after completion of the Services. [***]

Representatives	Primero’s Representative: Matthew Taylor [***] Client’s Representative: Mike Circelli Senior Project Director [***]

Notices	Primero: Matthew Taylor [***] Client: Mike Circelli Senior Project Director [***]

Signing
Primero:	Client:

Executed for and on behalf of Primero by its authorized representative:	Executed for and on behalf of Client by its authorized representative:

/s/ Matthew Taylor	/s/ Roshan Pujari
Signature	Signature

Matthew Taylor 8/2/2024	Roshan Pujari 8/4/2024
Print Name and Date	Print Name and Date

1

Agreement conditions

1	Definitions

1.1	In this Agreement, unless a contrary intention appears:

Authority means any:

(a)	government department;
(b)	local government council;
(c)	government or statutory authority; or
(d)	other body or instrumentality,

which has a right to impose a requirement, or whose approval is required, with respect to, or in connection with, the Services;

Background IP means any Intellectual Property Rights existing prior to commencement of the Services or coming into existence except through the performance of the Services;

Business Day means any day except Saturdays, Sundays, public holidays and days between Christmas Day and New Year’s Day in Houston, United States;

Claim means any claim, demand, cause of action or proceeding of any kind;

Client’s Representative means the person named as such in the Agreement Details or such other person notified in writing to Primero by Client;

Confidential Information means all information contained in this Agreement and all information subsequently communicated from one Party to the other Party in connection with the Services that would reasonably appear to be confidential based on the nature of the information or the circumstances of disclosure, but any information which (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available to the public without breach of this Agreement by the receiving party; (ii) was acquired by the receiving party without restriction as to use or disclosure before receiving such information from the disclosing party, as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iii) is obtained by the receiving party without restriction as to use or disclosure by a third party authorized to make such disclosure; or (iv) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession.

Consequential Loss means [***];

Defects Liability Period means the period commencing when the Services have been performed and ending on the date specified in the Agreement Details;

Effective Date means the earlier of the following:

(a)	when Primero commenced providing the Services to Client; or
(b)	the date of this Agreement;

Excusable Delay means one or more of the causes stated as such in the Agreement Details;

Force Majeure means [***];

2

Intellectual Property Right means any know how, trade secret, copyright, patent, design, circuit layout, trade mark, name or other protected right, both present and future, registered and unregistered and in any form or format;

Key Personnel means the key personnel of Primero as specified in the Agreement Details;

Legislative Requirement includes:

(a)	acts, ordinances, regulations, by-laws, orders, awards and proclamations whether Federal or State, or from another Authority;
(b)	certificates, licenses, consents, permits, approvals and requirements of organizations having jurisdiction; and
(c)	fees and charges payable in connection with the above;

Notice means any notification, advice, communication, direction or instruction, as the case may be;

Permitted Purpose means the provision of the Services and any purpose directly related to this;

Primero’s Documents means any documents and other information, in any format which Primero is required by this Agreement to prepare and submit to Client as part of the Services;

Primero’s Representative means the person named as such in the Agreement Details or such other person notified in writing to Client by Primero;

Progress Claim means a claim, from Primero to Client, for payment of the Services Fee (or a portion of it), in the manner set out in this Agreement;

Progress Payment means payment, from Client to Primero, of a Progress Claim, in the manner set out in this Agreement;

Project means the Muskogee, Oklahoma Lithium Refinery;

Services means the services, including the preparation and delivery of Primero’s Documents, described as such in the Agreement Details;

Services Fee means the amount payable to Primero for provision of the Services in accordance with this Agreement, as specified in the Agreement Details and as adjusted under this Agreement; and

Variation means any of the following: [***]

2	Interpretation

2.1	In interpreting this Agreement, unless stated, or the context requires, otherwise:

(a)	references to a Party will be deemed to include reference to its employees, agents and subcontractors;
(b)	reference to a Party includes its executors, administrators, successors and permitted assigns;
(c)	reference to a person includes a firm or body corporate;
(d)	clause headings will not be used in the interpretation of this Agreement;
(e)	words in the singular include the plural and vice versa, according to the context;
(f)	where a word or phrase is defined, other grammatical forms or derivations of that word or phrase have a corresponding meaning;

3

(g)	monetary amounts or rates stated in this Agreement and all payments due under this Agreement will be in United States currency;
(h)	‘including’ and similar expressions are not words of limitation;
(i)	reference to a ‘right’ includes any right, benefit, remedy, discretion, authority or power (as appropriate in the circumstances);
(j)	reference to an ‘obligation’ means any ‘warranty, representation, obligation or liability’ (as appropriate in the circumstances);
(k)	reference to a thing (for example, the Services) includes all of it or any part of it; and
(l)	reference to any Legislative Requirement includes any amendment, modification or re-enactment to it.

2.2	A provision of this Agreement will not be construed to the disadvantage of a Party merely because that Party was responsible for the preparation of this Agreement or the inclusion of the provision in this Agreement.

3	This AGREEMENT

3.1	This Agreement is for the provision of the Services by Primero to Client.

3.2	Primero will perform its obligations in this Agreement in the manner set out in, and subject to the terms and conditions of, this Agreement.

3.3	In consideration of Primero performing its obligations in this Agreement, Client will pay Primero the Services Fee as set out in this Agreement.

3.4	This Agreement will apply from the Effective Date.

4	Standard of Services and Supply

4.1	Primero will provide the Services to Client and will do so:

(a)	[***]
(b)	[***] in accordance with any Legislative Requirements and any other standards or requirements specified in this Agreement;
(c)	following any applicable methodologies and procedures specified in this Agreement; and
(d)	by the times required by this Agreement.

5	Time

5.1	Primero will:

(a)	provide the Services in the sequence and by the due dates; and
(b)	prepare and deliver Primero’s Documents in the manner and by the due dates, specified in the Agreement Details and elsewhere in this Agreement.

5.2	[***]

5.3	[***]

5.4	[***]

5.5	[***]

5.6	[***]

5.7	[***]

4

6	VARIATIONS

[***]

7	Key Personnel

7.1	Primero must ensure the Key Personnel are engaged in performing their relevant roles as set out in the Agreement Details and, subject to clause 7.2, must not replace the Key Personnel.

7.2	In the event of a vacancy due to ill health, resignation, personal reasons or death of a Key Personnel or termination of employment by Primero, Primero may nominate, for the Client’s approval, a replacement of the Key Personnel, which approval shall not be unreasonably withheld.

7.3	[***]

8	IP ownership

8.1	Primero retains ownership of all of its Intellectual Property Rights at all times, including any Intellectual Property Rights in the Services.

8.2	The Client retains ownership of its Intellectual Property Rights at all times. To the extent the Client contributes Background IP it will retain ownership of the Background IP and grants Primero a non-exclusive, non-transferable license for the purpose of the Services only.

8.3	Primero hereby agrees to deliver all Primero Documents developed in connection with the Services and hereby grants to Client a non-exclusive, fully paid, irrevocable, perpetual, nontransferable [***] and royalty free license to use Primero’s Documents, but solely in connection with the Project which they were prepared.

(a)	[***]

9	CONFIDENTIALITY

9.1	Subject to [***], each of the Parties undertakes that:

(a)	it will at all times keep all Confidential Information in the strictest confidence;
(b)	it will only use Confidential Information for the Permitted Purpose; and
(c)	other than as contemplated in clause 9.3, it will not disclose any of the Confidential Information to anyone.

5

9.2	The Parties will ensure that their respective employees, officers, agents and advisors who receive or have access to the Confidential Information (and only for the Permitted Purpose) observe the Party’s undertakings under this clause 9.

9.3	If requested by either Party, the other Party will promptly return to the Party and/or destroy any records of the Confidential Information.

9.4	The Parties acknowledges that in addition to any other remedy which may be available in law or in equity, the affected Party is entitled to interim, interlocutory and permanent injunctions, or any of them, to prevent a breach of the undertakings in this clause 9 and/or to compel specific performance of them.

10	DEFECTS

[***]

11	Insurances

11.1	Primero will maintain, for the duration of the Services:

(a)	Workers’ compensation coverages in accordance with Legislative Requirements;
(b)	General liability insurance for [***]; and
(c)	Engineers Professional Liability (Error & Omissions) for [***].

11.2	If the Client requires Primero to attend its sites or offices in performance of the Services, the Client will maintain standard insurance to cover Primero and its personnel.

12	services fee

12.1	If (and to the extent that) the Agreement Details specify the Services Fee as a lump sum, that part of the Services will be remunerated for that lump sum (subject to that lump sum amount being altered by Variations).

12.2	If (and to the extent that) the Agreement Details specify the Services Fee as a schedule of rates:

(a)	any part of the Services so carried out will be remunerated on a schedule of rates basis and in accordance with the applicable rates contained in this Agreement (or if this Agreement does not contain any applicable rates, Primero’s standard rates for such Services or similar services will apply); and
(b)	the Services Fee for those items will be determined by multiplying the quantity of the relevant item performed by the corresponding rate for that item as described in clause 12.2(a).

12.3	If (and to the extent that) the Agreement Details specify the Services Fee as a reimbursable cost:

(a)	any part of the Services so carried out will be remunerated on a cost-plus percentage basis as detailed in the Agreement Details. and

12.4	To the extent that Primero performs Services that are not specified as belonging to either a lump sum, schedule of rates or cost plus, Primero will receive reasonable compensation for such Services by reference to Primero’s standard rates for such Services or similar services.

13	PROGRESS CLAIMS

13.1	Primero is entitled to submit Progress Claims at the times stated in the Agreement Details.

14	Progress Payments

14.1	Primero will submit a draft Progress Claim to Client prior to submitting a Progress Claim. Client will approve or provide queries on the draft which Primero will consider before submitting the Progress Claim. In the event 5 business days elapse without comment the draft shall be deemed approved and Primero shall submit the Progress Claim.

6

14.2	Client will make payment of each Progress Claim by the time specified in the Agreement Details via electronic funds transfer to Primero’s nominated bank account.

14.3	[***]

15	TAXES

15.1	If for any reason taxes, duties, royalties, levies or charges are imposed upon Primero relating to the Services, the Client will reimburse to Primero the amount of such taxes, duties, royalties, levies or charges.

15.2	If for any reason the Client is obliged to withhold or deduct taxes, duties, royalties, levies or charges from any payments to be made to Primero relating to the Services, the Client will gross up the payment such that Primero receives the entire amount due.

16	DEFAULT and termination

[***]

17	INDEMNITIES AND WAIVER

17.1	Without limiting any other right or remedy available to Primero, Client indemnifies Primero from and against any damage, cost, expense, harm, loss or liability Primero suffers or incurs in respect of any breach by Client of this Agreement.

17.2	[***]

17.3	[***]

17.4	If the Agreement Details specify that Primero enters into this Agreement for and on behalf of others, Primero holds the indemnities granted to it from Client under this Agreement for itself and on trust for those others.

7

18	RELEASE

18.1	Except for Client’s rights and Primero’s obligations under clause 10 and unless a notice is received within the time contemplated by Section 10.3, immediately and automatically upon expiration of the Defects Liability Period, Client irrevocably and fully releases Primero from all Claims [***]

19	ASSIGNMENT, NOVATION and subcontracting

19.1	Neither Party will assign or novate any of its rights or obligations under this Agreement without the other Party’s prior written approval to do so, which must not be unreasonably withheld. The other Party may require conditions, as it considers reasonably appropriate, to provide such approval. [***]

20	GENERAL PROVISIONS

20.1	Any reference to a time within this Agreement will be a reference to the time in Houston, United States.

20.2	The Parties will ensure that their Representative are:

(a)	competent; and
(b)	fluent in the English language.

20.3	The Parties’ Representatives are duly authorized to act on behalf of the Party in relation to:

(a)	sending and receiving Notices under this Agreement; and
(b)	supervising the Party’s obligations under this Agreement.

20.4	All Notices will be in writing, in English and sent to Primero’s Representative or Client’s Representative (as the case may be) at the relevant address specified in the Agreement Details.

20.5	A Notice will be deemed to have been received as follows:

(a)	for Notices delivered by hand, on delivery, but where delivery is made after 4:00 pm on a Business Day or at any time on a day which is not a Business Day, that delivery will be deemed to have occurred at 9:00 am on the next Business Day;
(b)	for Notices sent by post that are sent and received within United States, 3 Business Days after the date of posting; and
(c)	for Notices sent via email, on receipt, but where a transmission is made after 4:00 pm on a Business Day or on a day which is not a Business Day, that transmission will be deemed to have occurred at 9:00 am on the next following Business Day.

20.6	A Party may change its address for the receipt of Notices by giving the other Party a Notice of this.

20.7	None of the terms of this Agreement will be waived, discharged or released at law or in equity unless the other Party gives its prior written consent to this in each instance.

20.8	All of the representations and warranties in this Agreement which are made by each Party are irrevocable and continually repeated and survive termination of this Agreement.

8

20.9	To the extent permitted by law, all rights and remedies under this Agreement are limited to those specified in this Agreement and each Party irrevocably waives any Claim to any other rights and remedies of any nature.

20.10	Unless expressly stated otherwise, where any obligation is imposed on either Party under this Agreement, that obligation is not to be limited or affected by any other obligation in this Agreement.

20.11	[***]

20.12	This Agreement contains the entire agreement between the Parties and no regard will be had to any prior negotiations, qualifications or dealings.

20.13	If any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement will not be affected or impaired in any way.

20.14	This Agreement shall exclusively be governed by and interpreted in accordance with the laws of the state of Texas. Any and all disputes shall be exclusively referred to and finally decided upon by the appropriate courts of the state of Texas.

20.15	This Agreement shall operate for the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns.

20.16	The Parties will at all times act with total honesty, integrity and good faith towards the other Party.

20.17	Primero may not publicize or otherwise disclose the fact that is providing the Services or that it has worked for Client, or use Client’s name or logo, without Client’s prior written approval.

20.18	Clauses 2, 3, 8 – 11, 12 (for fees accrued as of termination) and 16 - 20 survive discharge or termination of this Agreement.

9

SPECIAL CONDITIONS

1	[***]

2	[***]

3	[***]

10

ATTACHMENT A: SCHEDULE

Item	Date
Kick-off meeting	16 July 2024
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
FEL-3 final report	17 February 2025

11

ATTACHMENT B: SERVICES FEE

Description	Hours	Price
Project Management
Administration	[***]	[***]
Project Management	[***]	[***]

Design Development
Design Management	[***]	[***]
General Engineering	[***]	[***]

Engineering & Design
Mechanical	[***]	[***]
Piping	[***]	[***]
CSA	[***]	[***]
EI&C	[***]	[***]
Process	[***]	[***]

FEL-3 Report
Reports & Estimates	[***]	[***]
Construction Readiness	[***]	[***]
Procurement	[***]	[***]

Subtotal Primero Labor	[***]	[***]

Third party cost allowances (inc 5% markup)
Last Mile Study		[***]
ECI – Construction		[***]
HAZOP facilitator		[***]
Fire Study		[***]

Subtotal Cost inc Third Parties	[***]	[***]
Travel Allowance		[***]
Total Cost of FEL-3		$4,724,690

Options not included in Agreement Value
Option 1 – Hydroxide circuit	[***]	[***]
Option 2- Non-process Buildings	[***]	[***]
Option 3 – Permit support allowance	[***]	[***]

12

Item 2: Schedule of Rates

Project Management	Rate
Project Sponsor	[***]
Project Director	[***]
Project Manager/Design Manager	[***]
Senior Project Engineer	[***]
Project Engineer	[***]

Engineering	Graduate	Engineer	Senior	Lead	Principal
Process Engineering		[***]	[***]	[***]	[***]
Other Discipline Engineering	[***]	[***]	[***]	[***]	[***]

Design	Junior	Designer	Senior	Lead	Principal
Designer	[***]	[***]	[***]	[***]	[***]

Project Services	Rate
Supply Chain Manager	[***]
Quality Manager	[***]
Commissioning Manager	[***]
Project Controls Manager	[***]
Senior Project Controller	[***]
Project Controller	[***]
HSE Manager	[***]
Lead Planner	[***]
Planner	[***]
Construction Manager	[***]
Senior Estimator	[***]
Lead Document Controller	[***]
Document Controller	[***]
Senior Procurement Officer	[***]
Procurement Officer	[***]
Project Accountant	[***]
Administrative Assistant	[***]

13

ATTACHMENT C: SCOPE OF SERVICES

MUSKOGEE LITHIUM REFINERY FEL3 – SCOPE OF WORK

LITHIUM CHEMICAL PROCESSING REFINERY

55101-PM-SOW-001

Date	Revision	Status	Prepared	Reviewed	Approved
11-Jul-2024	A	Draft	NSe	MTa
04-Aug-2024	0	Issued for use	NSe	MTa	MTa

Table of Contents

1	Scope of Facility		3

2	Process Summary		3

3	Scope of Services		3

	3.1	General	3

	3.2	Project Management	3

	3.3	Engineering and Design	4

	3.4	ProcurEment	5

	3.5	Construction	5

	3.6	FEL-3 Report	6

	3.7	CRITICAL STUDIEs	6

4	Exclusions		7

APPENDIX A FEL-3 Report TABLE OF CONTENTS

APPENDIX B Simplified Block Flow Diagram and Simplified Process Flow Sheet

APPENDIX C List of Engineering Deliverables

Agreed, in connection with the Engineering Agreement by and between Stardust Power and Primero USA, made effective on August 4, 2024.

/s/ Roshan Pujari	/s/ Matthew Taylor

8/6/2024	8/6/2024

Roshan Pujari	Matthew Taylor

CEO, Stardust Power, Inc.	General Manager, Primero USA

2

1	SCOPE OF FACILITY

Stardust Power Inc. (Client) is developing a lithium chemical processing refinery south of Muskogee, Oklahoma and within the boundaries of the Southside East Industrial Park. The refinery will process concentrated lithium chloride shipped from various facilities and produce battery grade lithium carbonate.

The overall project is to develop a facility of two 25 ktpa trains (Train 1 and Train 2) along with infrastructure to support operations. The present project involves engineering, procurement and construction for Train 1 (the Project).

This document details the scope of Services for Primero to complete the Front-End Loading 3 (FEL3) for the project.

2	PROCESS SUMMARY

The front-end of the project involves conversion of concentrated lithium chloride into technical grade lithium. The backend of the facility involves conversion of technical grade lithium to battery grade lithium.

The process design will allow for:

1.	Back-end: Importation of technical grade lithium carbonate and processing to a battery grade lithium carbonate

2.	Combined front and back end: Importation of a concentrated lithium chloride and processing to a battery grade lithium carbonate

The process design scope of Services includes both the front and back end of the facility.

Appendix A gives the simplified Process Flow Sheet.

3	SCOPE OF SERVICES

3.1	GENERAL

The FEL-3 work includes advancing the design of the Muskogee Lithium refinery from concept design to a readiness for execution; specifically detailed design, procurement of major long lead equipment, and construction engagement.

Primero shall develop the design and produce necessary deliverables to complete the FEL3 to AACE (Association for the Advancement of Cost Engineering) class 3 engineering maturity.

3.2	PROJECT MANAGEMENT

[***]

3

3.3	ENGINEERING AND DESIGN

[***]

4

3.4	PROCUREMENT

[***]

3.5	CONSTRUCTION

[***]

5

3.6	FEL-3 REPORT

A key deliverable will be the FEL-3 report submitted at the end of the FEL-3 program.

[***]

3.6.1	Cost Estimate

[***]

3.7	CRITICAL STUDIES

[***]

6

4	EXCLUSIONS

The following are excluded from the Scope of Work:

●	Work related to the Lithium Hydroxide Circuit except for high level feasibility as included under Section 3.2

●	DLE Assets, resources and brine transportation

●	Permitting and regulatory approvals (other than technical support for approvals), environmental field studies, land agreements, and land access agreements

7

APPENDIX A FEL-3 REPORT TABLE OF CONTENTS

[***]

APPENDIX B SIMPLIFIED BLOCK FLOW DIAGRAM AND SIMPLIFIED PROCESS FLOW SHEET

[***]

APPENDIX C LIST OF ENGINEERING DELIVERABLES

[***]